                                                                    EXHIBIT 10.2

                                 AMENDMENT TO
                               STOCK BUYBACK AND
                         SECONDARY OFFERING AGREEMENT
                         ----------------------------


    AMENDMENT dated June 9, 1997 to AGREEMENT dated April 24, 1997, among ShopKo Stores, Inc., a Minnesota corporation ("SK"), SUPERVALU INC., a Delaware Corporation ("SV"), and Supermarket Operators of America, Inc., a Delaware corporation and wholly-owned subsidiary of SV ("SOA").

    The parties hereby agree that existing Section 3.B. of the Agreement is deleted, existing Section 3.C. is renumbered Section 3.B. and the reference in existing Section 3.C. to "this Section 3.C." is amended to read "this Section 3.B."

    This Amendment shall be effective upon the receipt by SK of signed Resignations in the forms attached as Attachments I and II.

    IN WITNESS WHEREOF, this Amendment to the Agreement has been signed on behalf of each of the parties as of the date first above written by its duly authorized officer.

                                         ShopKo Stores, Inc.

                                         By: /s/  DALE P. KRAMER
                                             ----------------------------------

                                         SUPERVALU INC.

                                         By: /s/  MICHAEL W. WRIGHT
                                             ----------------------------------

                                         Supermarket Operators of America, Inc.

                                         By: /s/  JEFFREY C. GIRARD
                                             ----------------------------------

                                                                    ATTACHMENT I


                                  RESIGNATION
                                  -----------

    I, Michael Wright, hereby submit my resignation from the Board of Directors of ShopKo Stores, Inc. ("SK"), effective upon the earlier of (i) the date of a notification to me that the Board of Directors of SK has recruited a substitute director to succeed me and (ii) October 1, 1997; provided, however, that such resignation shall be without force or effect unless on or prior to the earlier of such dates there shall have occurred the Closing (as defined in the Stock Buyback and Secondary Offering Agreement dated April 24, 1997 among SK, SUPERVALU INC. and Supermarket Operators of America, Inc.). I also hereby submit my resignation as Chairman of the Board of SK, effective upon said Closing.



                                            /s/  Michael W. Wright
                                            ----------------------------------
                                                      Michael W. Wright

Date of Execution:  June 9, 1997

                                                                   ATTACHMENT II


                                  RESIGNATION
                                  -----------

    I, Jeffrey Girard, hereby submit my resignation from the Board of Directors of ShopKo Stores, Inc. ("SK"), effective upon the earlier of (i) the date of a notification to me that the Board of Directors of SK has recruited a substitute director to succeed me and (ii) October 1, 1997; provided, however, that such resignation shall be without force or effect unless on or prior to the earlier of such dates there shall have occurred the Closing (as defined in the Stock Buyback and Secondary Offering Agreement dated April 24, 1997 among SK, SUPERVALU INC. and Supermarket Operators of America, Inc.).



                                            /s/  Jeffrey C. Girard
                                            ----------------------------------
                                                      Jeffrey C. Girard

Date of Execution:  June 9, 1997